UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

General Electric Company

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Brackett B. Denniston III Senior Vice President, General Counsel & Secretary General Electric Company 3135 Easton Turnpike Fairfield, CT 06828 USA

**** IMPORTANT ****

Dear General Electric Shareowner:

Enclosed you will find additional proxy materials relating to General Electric Company’s Annual Meeting of Shareowners scheduled to be held on April 25, 2012.

General Electric believes that it is important for shareowners to have a voice in determining the outcome of the matters that will be considered at the Annual Meeting. The Board of Directors recommends that you vote in favor of the election of each director nominee, the ratification of our auditors, the advisory resolution to approve executive compensation, the approval of the amendment to the GE 2007 Long-Term Incentive Plan and the approval of the material terms of senior officer performance goals. There also are a number of shareowner proposals on the agenda, and the Board recommends that you vote against each of the shareowner proposals for the reasons we state in the proxy statement, which we filed with the Securities and Exchange Commission on March 9, 2012.

Because we have not heard from you, we are sending you this reminder notice, and we urge you to vote your proxy immediately. As a shareowner, you have the ability to vote over the Internet or telephone, and we are asking you to do so now to save the company further expense. Instructions on how to vote over the Internet or telephone are enclosed in this package.

If you sign and return the enclosed form without indicating a choice of “for,” “against” or “abstain,” your shares will be voted as recommended by the Board.

PLEASE VOTE TODAY

If you have questions or need help voting your shares, please call our proxy solicitation firm, Morrow & Co., LLC, at 800-270-3670, between 8:00 a.m. and 6:00 p.m., Central Time Monday through Friday.

Regards,

Brackett B. Denniston III Senior Vice President, General Counsel & Secretary

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING;

BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

IMPORTANT VOTING INFORMATION

Use the Internet or Call Toll-Free to vote:

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your Proxy Form.

GE’s Proxy Statement is available at www.ge.com/proxy and the Annual Report is available at www.ge.com/annualreport

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▼    DETACH PROXY FORM HERE IF YOU ARE NOT VOTING BY INTERNET OR TELEPHONE    ▼

Please mark your votes as indicated in this example	☒

The Board of Directors recommends a vote “FOR” all the nominees listed, “FOR” ratification of the selection of independent registered public accounting firm, “FOR” approval of the advisory resolution to approve executive compensation, “FOR” approval of the amendment to the GE 2007 Long-Term Incentive Plan and “FOR” approval of the material terms of senior officer performance goals.

A. Election of Directors	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN

1. W. Geoffrey Beattie	☐	☐	☐	9. Ralph S. Larsen	☐	☐	☐

2. James I. Cash, Jr.	☐	☐	☐	10. Rochelle B. Lazarus	☐	☐	☐

3. Ann M. Fudge	☐	☐	☐	11. James J. Mulva	☐	☐	☐

4. Susan Hockfield	☐	☐	☐	12. Sam Nunn	☐	☐	☐

5. Jeffrey R. Immelt	☐	☐	☐	13. Roger S. Penske	☐	☐	☐

6. Andrea Jung	☐	☐	☐	14. Robert J. Swieringa	☐	☐	☐

7. Alan G. (A.G.) Lafley	☐	☐	☐	15. James S. Tisch	☐	☐	☐

8. Robert W. Lane	☐	☐	☐	16. Douglas A. Warner III	☐	☐	☐

B. Management Proposals	FOR	AGAINST	ABSTAIN

Proposal No. 1 -	Ratification of Selection of Independent Registered Public Accounting Firm				☐	☐	☐

Proposal No. 2 -	Advisory Resolution to Approve Executive Compensation				☐	☐	☐

Proposal No. 3 -	Approval of an Amendment to the GE 2007 Long-Term Incentive Plan to Increase the Number of Authorized Shares				☐	☐	☐

Proposal No. 4 -	Approval of the Material Terms of Senior Officer Performance Goals				☐	☐	☐

The Board of Directors recommends a vote “AGAINST” shareowner proposals 1 through 4.

C. Shareowner Proposals	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN

1. Cumulative Voting	☐	☐	☐	3. Independent Board Chairman	☐	☐	☐

2. Nuclear Activities	☐	☐	☐	4. Shareowner Action by Written Consent	☐	☐	☐

(When signing as attorney, executor, administrator, trustee or guardian, give full title. If more than one trustee, all should sign.)	Mark Here for Address Change or Comments SEE REVERSE	☐

Signature	Signature	Date

GE Annual Meeting – Advance Registration Form

Dear Shareowner:

You are invited to attend the 2012 GE Annual Meeting to be held on Wednesday, April 25, 2012, 10:00 a.m. Eastern Daylight Time at the Detroit Marriott at the Renaissance Center, 400 Renaissance Drive, Detroit, Michigan 48243.

Whether or not you plan to attend the meeting, you can be sure that your shares are represented at the meeting by promptly voting your shares by Internet, telephone or mail as described on the other side of this form.

All persons attending the meeting must present an admission card and appropriate picture identification. Please follow the advance registration instructions below and an admission card will be sent to you.

ADVANCE REGISTRATION INSTRUCTIONS

If you are voting by Internet, you will be able to pre-register at the same time you record your vote. There is no need to return your Proxy Form.

If you are voting by telephone, please complete the information to the right and tear off the top of this Advance Registration Form and mail it separately to: GE Shareowner Services, 1 River Road, Building 5 7W, Schenectady, NY 12345. There is no need to return the Proxy Form.

If you are voting by mail, please complete the information to the right and include this portion when mailing your marked, signed and dated Proxy Form in the envelope provided.

Attendance at the GE Annual Meeting is limited to GE shareowners, members of their immediate families or their named representatives. We reserve the right to limit the number of guests or representatives who may attend.

ADVANCE REGISTRATION INFORMATION

Name

Address

Zip
Name(s) of family member(s) who will also attend:

I am a GE shareowner. Name, address and telephone number of my representative at the Annual Meeting:

(Admission card will be returned c/o the shareowner)

▼  FOLD AND DETACH HERE  ▼

GENERAL ELECTRIC COMPANY	Proxy Form

Proxy solicited on behalf of the General Electric Company Board of Directors for the 2012 Annual Meeting of Shareowners, April 25, 2012.

The shareowner(s) whose signature(s) appear(s) on the reverse side of this Proxy Form hereby appoint(s) Jeffrey R. Immelt and Brackett B. Denniston III, or either of them, each with full power of substitution, as proxies, to vote all stock in General Electric Company which the shareowner(s) would be entitled to vote on all matters which may properly come before the 2012 Annual Meeting of Shareowners and any adjournments or postponements thereof. The proxies shall vote subject to the directions indicated on the reverse side of this form, and proxies are authorized to vote in their discretion upon other business as may properly come before the meeting and any adjournments or postponements thereof. The proxies will vote as the Board of Directors recommends where a choice is not specified.

The nominees for Director are: (1) W. Geoffrey Beattie; (2) James I. Cash, Jr.; (3) Ann M. Fudge; (4) Susan Hockfield; (5) Jeffrey R. Immelt; (6) Andrea Jung; (7) Alan G. (A.G.) Lafley; (8) Robert W. Lane; (9) Ralph S. Larsen; (10) Rochelle B. Lazarus; (11) James J. Mulva; (12) Sam Nunn; (13) Roger S. Penske; (14) Robert J. Swieringa; (15) James S. Tisch; and (16) Douglas A. Warner III.

SPECIAL INSTRUCTIONS FOR PARTICIPANTS IN THE GE SAVINGS AND SECURITY PROGRAM

In accordance with the terms of the GE Savings and Security Program (S&SP), any shares allocable to the participant’s S&SP account on the record date will be voted by the trustee of the S&SP trust in accordance with the instructions of the participant received via telephone or the Internet or indicated on the reverse. IF THIS FORM IS RECEIVED ON OR BEFORE APRIL 23, 2012, BUT A CHOICE IS NOT SPECIFIED, THE TRUSTEE WILL VOTE SHARES ALLOCABLE TO THE PARTICIPANT’S S&SP ACCOUNT AS THE BOARD OF DIRECTORS RECOMMENDS. IF THIS FORM IS NOT RECEIVED ON OR BEFORE APRIL 23, 2012, AND NO VOTE WAS SUBMITTED VIA TELEPHONE OR THE INTERNET BY THAT DATE, SHARES ALLOCABLE TO THE PARTICIPANT’S S&SP ACCOUNT WILL NOT BE VOTED. Participants in GE’s S&SP may revoke a previously delivered proxy by delivering a subsequent proxy or by notifying the inspectors of election in writing of such revocation on or before April 23, 2012.

(Continued and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)
SHAREOWNER SERVICES
P.O. BOX 3536
SOUTH HACKENSACK, NJ 07606-9236

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